Exhibit 4.50

Amendment n°5

to

A320 Family Purchase Agreement

Dated May 16th, 2014

Between

AIRBUS S.A.S.

as Seller

And

China Southern Airlines Company Limited

as Buyer

And

China Southern Airlines Group

Import and Export Trading Corp., Ltd.

as Consenting Party

[***] Certain identified information has been excluded from the exhibit because it is both not material and is the type that China Southern Airlines Company Limited treats as private or confidential.

CSN – AM5 to A320 PA dated May 2014	Privileged & Confidential
CT1202318 – June 2022	Page 1/30

CONTENT

Clause	Title
0	DEFINITIONS

1	SALES AND PURCHASE

2	SPECIFICATION

3	PRICES

4	PRICE REVISION

5	DELIVERY

6	SELLER REPRESENTATIVE SERVICES

7	TRAINING SUPPORT AND SERVICES

8	NOTICES

9	COMPLIANCE, [***]

10	MISCELLANEOUS

Exhibit

EXHIBIT A	LIST OF SPECIFICATION CHANGE NOTICES

EXHIBIT B	INTENTIONALLY LEFT BLANK

EXHIBIT C	PART 1 – AIRBUS PRICE REVISION FORMULA
PART 2 – PROPULSION SYSTEMS PRICE REVISION FORMULAS

CSN – AM5 to A320 PA dated May 2014	Privileged & Confidential
CT1202318 – June 2022	Page 2/30

This amendment N°5 to the A320 Family purchase agreement dated May 16th, 2014 (the “Amendment N°5”) is made on the 1st day of July 2022.

Between

AIRBUS S.A.S., a French société par actions simplifiée, with its registered office at 2, rond-point Emile Dewoitine, 31700 Blagnac, France, registered with the Commercial and Companies Register of Toulouse under number 383 474 814, (the “Seller”),

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED, a company organised under the laws of the People’s Republic of China having its principal place of business at No.68, Qixin Road, Baiyun District, Guangzhou, Guangdong, 510403, People’s Republic of China, (the “Buyer”),

witnesses by

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD., a company organised under the laws of the People’s Republic of China having its principal place of business at No.272, Airport Road, Baiyun District, Guangzhou 510405, People’s Republic of China (the “Consenting Party”),

The Seller, and the Buyer and the Consenting Party being each individually hereinafter referred to as a “Party” and collectively as the “Parties”.

CSN – AM5 to A320 PA dated May 2014	Privileged & Confidential
CT1202318 – June 2022	Page 3/30

WHEREAS

A.

The Seller and the Buyer, with the consent of the Consenting Party, have entered into an A320 Family purchase agreement, (Buyer’s reference 14SIES2006FR; Seller’s reference CT1202318), dated May 16th, 2014 (the “Purchase Agreement”), which covers the sale by the Seller and the purchase by the Buyer of eighty (80) A320 Family aircraft (hereinafter individually or collectively referred to as the “First Batch Aircraft”);

B.	[***];

C.	[***];

D.	[***];

E.	[***].

F.

Now, subject to the provisions of this Amendment N°5, the Buyer wishes to purchase and take delivery of ninety six (96) incremental NEO Aircraft from the Seller and the Seller agrees to sell, manufacture and deliver such Second Batch Aircraft (as defined herein) to the Buyer.

[***].

NOW IT IS HEREBY AGREED AS FOLLOWS:

CSN – AM5 to A320 PA dated May 2014	Privileged & Confidential
CT1202318 – June 2022	Page 4/30

0	DEFINITIONS

1.1

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N°5. Capitalized terms used herein and not otherwise defined herein will have the meanings assigned thereto in the Agreement.

Except otherwise agreed by the Parties, the Second Batch Aircraft shall individually or collectively be referred to as the “Aircraft” for the purpose of the Agreement and this Amendment N°5.

1.2	The Parties hereby agree that the following definitions shall be added to Clause 0.1 of the Agreement:

[***].

“Buyer’s Account” means the bank account of the Buyer set out in Clause 22.13.

[***].

“Notice” means any notice or request to be made under or in connection with this Agreement pursuant to Clause 22.2.

[***].

[***]

[***].

[***].

CSN – AM5 to A320 PA dated May 2014	Privileged & Confidential
CT1202318 – June 2022	Page 5/30

1.3	The Parties hereby agree that, with respect to the Second Batch Aircraft only, the following definitions shall be added to Clause 0.1 of the Agreement:

[***].

“CFM Engine Master Charge Base Price” has the meaning set out in Clause 3.1.2.

[***].

“Other Agreements” means any agreement related to the sale, purchase, financing leasing, of aircraft entered into between (a) the Buyer and (b) the Seller or any of its Affiliates.

“Second Batch Aircraft” means the ninety six (96) incremental NEO Aircraft purchased under the Agreement as amended by this Amendment N°5.

“Scheduled Delivery Half-Year” has the meaning set out in Clause 9.1.1.3.

“Scheduled Delivery Quarter” has the meaning set out in Clause 9.1.1.3.

“Scheduled Delivery Year” has the meaning set out in Clause 9.1.1.3.

1.4

The Parties hereby agree that, with respect to the Second Batch Aircraft only, the following definitions set forth in Clause 0.1 of the Agreement are hereby deleted in their entirety and replaced by the following definitions in the below quoted text:

QUOTE

“A319 NEO Standard Specification” means the A319-100N standard specification document [***], a copy of which the Buyer acknowledges having received on or before the date of this Agreement.

“A320 NEO Standard Specification” means the A320-200N standard specification document [***], a copy of which the Buyer acknowledges having received on or before the date of this Agreement.

“A321 NEO Aircraft” or “A321 NEO” means an Airbus A321-200NX type aircraft delivered under this Agreement.

“A321 NEO Standard Specification” means the A321-200NX standard specification document [***], a copy of which the Buyer acknowledges having received on or before the date of this Agreement.

“Propulsion Systems Reference Price” has the meaning set out in respectively Clauses 3.2.1 and 3.2.2.

UNQUOTE

CSN – AM5 to A320 PA dated May 2014	Privileged & Confidential
CT1202318 – June 2022	Page 6/30

1	SALES AND PURCHASE

1.1

The Seller shall sell and deliver and the Buyer shall buy and take delivery of the Second Batch Aircraft on the Delivery Date at the Delivery Location upon the terms and conditions contained in this Amendment N°5.

1.2	[***].

1.3	[***].

2	SPECIFICATION

2.1

The Parties hereby agree that, with respect to the Second Batch Aircraft only, Clauses 2.1.2 and 2.1.3 of the Agreement are hereby deleted in their entirety and replaced with the following quoted text:

QUOTE

2.1.2

Each Aircraft shall be manufactured in accordance with its Specification, as may already have been modified or varied at the date of this Agreement by the Specification Change Notices listed in Exhibit A.

For the avoidance of doubt, such list is provided for information purpose only and any customisation option set forth therein shall only be incorporated into the Specification if the relevant Specification Change Notice is executed by the parties pursuant to Clause 2.2 and Clause 2.4 of this Agreement.

2.1.3	The applicable standard design weights (Maximum Take-off Weight (“MTOW”) Maximum Landing Weight (“MLW”) and Maximum Zero Fuel Weight (“MZFW”)) of the Aircraft are the following:

	MTOW	MLW	MZFW
A319 NEO Aircraft	[***]	[***]	[***]
A320 NEO Aircraft	[***]	[***]	[***]
A321 NEO Aircraft	[***]	[***]	[***]

UNQUOTE

2.2	[***].

CSN – AM5 to A320 PA dated May 2014	Privileged & Confidential
CT1202318 – June 2022	Page 7/30

2.3	The Parties hereby agree that, with respect to the Second Batch Aircraft only, Clause 2.3.2 of the Agreement is hereby deleted in its entirety and replaced with the following quoted text:

QUOTE

2.3.2

Each Aircraft shall be equipped with a set of two (2) of one of the following engine types (the “NEO Propulsion Systems”), manufactured by one of the following Propulsion System Manufacturers: CFM International, Inc (“CFM”) or International Aero Engines, LLC (“IAE LLC”).

	CFM	IAE LLC
A319 NEO Aircraft	[***]	[***]
A320 NEO Aircraft	[***]	[***]
A321 NEO Aircraft	[***]	[***]

*	AET means Airbus Equivalent Thrust

UNQUOTE

2.4	The Parties hereby agree that, with respect to the Second Batch Aircraft only, Clause 2.3.4 of the Agreement is hereby deleted in its entirety and replaced with the following quoted text:

QUOTE

2.3.4	If the Buyer has not selected the Propulsion Systems by the date of this Agreement, then such selection shall be notified in writing to the Seller by the Buyer, no later than:

[***]

The Buyer shall be responsible for entering into direct discussions with the Propulsion Systems Manufacturer with respect to support services and commercial terms relating to the Propulsion Systems.

UNQUOTE

CSN – AM5 to A320 PA dated May 2014	Privileged & Confidential
CT1202318 – June 2022	Page 8/30

3	PRICES

The Parties hereby agree that, with respect to the Second Batch Aircraft only, Clauses 3.1.2, 3.1.3 and 3.2 of the Agreement are hereby deleted in their entirety and replaced with the following quoted text:

QUOTE

3.1.2	NEO Airframe Base Price

The Airframe Base Price of NEO Aircraft is the sum of:

(i)	The base price of an Airframe (as such Airframe is set out in the Standard Specification) (excluding any Buyer Furnished Equipment), which is:

A319 NEO Airframe Base Price	[***]
A320 NEO Airframe Base Price	[***]
A321 NEO Airframe Base Price	[***]

(ii)	The sum of the base prices of the SCN set forth in Exhibit A, which is:

A319 NEO Aircraft	[***]
A320 NEO Aircraft	[***]
A321 NEO Aircraft	[***]

(iii)	the base price of the master charge, which is applicable if CFM Propulsion Systems are selected (the “CFM Engine Master Charge Base Price”), which is:

CFM Master Charge Base Price	[***]

3.1.3

The Airframe Base Price has been established in accordance with the average economic conditions prevailing in [***], [***] and [***] and corresponding to a theoretical delivery in [***] (the “Base Period”).

CSN – AM5 to A320 PA dated May 2014	Privileged & Confidential
CT1202318 – June 2022	Page 9/30

3.2	Propulsion Systems Base Price

3.2.1	Base Prices of CFM LEAP-1A Propulsion Systems

The base price of the CFM LEAP-1A Propulsion Systems (each a “Propulsion Systems Base Price”) is:

CFM LEAP-1A24	[***]
CFM LEAP-1A26E1	[***]
CFM LEAP-1A26	[***]
CFM LEAP-1A32	[***]
CFM LEAP-1A33	[***]

Such Propulsion Systems Base Prices are calculated on the basis of the following Propulsion System reference prices, corresponding to a theoretical delivery in [***] (each a “Propulsion Systems Reference Price”):

CFM LEAP-1A24	[***]
CFM LEAP-1A26E1	[***]
CFM LEAP-1A26	[***]
CFM LEAP-1A32	[***]
CFM LEAP-1A33	[***]

3.2.2	Base Prices of IAE LLC PW1100G-JM Propulsion Systems

The base price of the IAE LLC PW1100G-JM Propulsion Systems (each a “Propulsion Systems Base Price”) is:

IAE LLC PW1124G-JM	[***]
IAE LLC PW1127G1-JM	[***]
IAE LLC PW1127GA-JM	[***]
IAE LLC PW1133GA-JM	[***]

CSN – AM5 to A320 PA dated May 2014	Privileged & Confidential
CT1202318 – June 2022	Page 10/30

Such Propulsion Systems Base Prices are calculated on the basis of the following Propulsion System reference prices, corresponding to a theoretical delivery in [***] (each a “Propulsion Systems Reference Price”):

IAE LLC PW1124G-JM	[	***]
IAE LLC PW1127G1-JM	[	***]
IAE LLC PW1127GA-JM	[	***]
IAE LLC PW1133GA-JM	[	***]

3.2.3

The Propulsion Systems Base Prices in Clauses 3.2.1 and 3.2.2 above has been established in accordance with the delivery conditions prevailing in [***] and have been calculated from the Propulsion Systems Reference Prices.

UNQUOTE

4	PRICE REVISION

With respect to the Second Batch Aircraft only, Exhibit C of the Agreement shall be deleted in its entirety and replaced by the Exhibit C to this Amendment N°5.

5	DELIVERY

5.1

The Parties hereby agree that, with respect to the Second Batch Aircraft only, Clauses 9.1.1.2 and 9.1.1.3 of the Agreement are hereby deleted in their entirety and replaced with the following quoted text:

QUOTE

9.1.1.2	Subject to Clauses 2, 7, 8, 10 and 18, the Seller shall have the Second Batch Aircraft Ready for Delivery at the Delivery Location within the following periods:

CSN – AM5 to A320 PA dated May 2014	Privileged & Confidential
CT1202318 – June 2022	Page 11/30

Aircraft rank	Aircraft type	Scheduled Delivery Period
81	[***]	[***]
82	[***]	[***]
83	[***]	[***]
84	[***]	[***]
85	[***]	[***]
86	[***]	[***]
87	[***]	[***]
88	[***]	[***]
89	[***]	[***]
90	[***]	[***]
91	[***]	[***]
92	[***]	[***]
93	[***]	[***]
94	[***]	[***]
95	[***]	[***]
96	[***]	[***]
97	[***]	[***]
98	[***]	[***]
99	[***]	[***]
100	[***]	[***]
101	[***]	[***]
102	[***]	[***]
103	[***]	[***]
104	[***]	[***]
105	[***]	[***]
106	[***]	[***]
107	[***]	[***]
108	[***]	[***]
109	[***]	[***]
110	[***]	[***]
111	[***]	[***]
112	[***]	[***]
113	[***]	[***]
114	[***]	[***]
115	[***]	[***]
116	[***]	[***]

CSN – AM5 to A320 PA dated May 2014	Privileged & Confidential
CT1202318 – June 2022	Page 12/30

117	[***]	[***]
118	[***]	[***]
119	[***]	[***]
120	[***]	[***]
121	[***]	[***]
122	[***]	[***]
123	[***]	[***]
124	[***]	[***]
125	[***]	[***]
126	[***]	[***]
127	[***]	[***]
128	[***]	[***]
129	[***]	[***]
130	[***]	[***]
131	[***]	[***]
132	[***]	[***]
133	[***]	[***]
134	[***]	[***]
135	[***]	[***]
136	[***]	[***]
137	[***]	[***]
138	[***]	[***]
139	[***]	[***]
140	[***]	[***]
141	[***]	[***]
142	[***]	[***]
143	[***]	[***]
144	[***]	[***]
145	[***]	[***]
146	[***]	[***]
147	[***]	[***]
148	[***]	[***]
149	[***]	[***]
150	[***]	[***]
151	[***]	[***]
152	[***]	[***]
153	[***]	[***]
154	[***]	[***]

CSN – AM5 to A320 PA dated May 2014	Privileged & Confidential
CT1202318 – June 2022	Page 13/30

155	[***]	[***]
156	[***]	[***]
157	[***]	[***]
158	[***]	[***]
159	[***]	[***]
160	[***]	[***]
161	[***]	[***]
162	[***]	[***]
163	[***]	[***]
164	[***]	[***]
165	[***]	[***]
166	[***]	[***]
167	[***]	[***]
168	[***]	[***]
169	[***]	[***]
170	[***]	[***]
171	[***]	[***]
172	[***]	[***]
173	[***]	[***]
174	[***]	[***]
175	[***]	[***]
176	[***]	[***]

9.1.1.3

Each period set out in Clause 9.1.1.2 above shall be, with respect to the corresponding Aircraft, the “Scheduled Delivery Quarter”, or the “Scheduled Delivery Half-Year” or the “Scheduled Delivery Year”, and the “Scheduled Delivery Period”

The Seller shall notify to the Buyer:

1)	the applicable Scheduled Delivery Half-Year no later than [***] prior to the first day of the Scheduled Delivery Year, if any, set out above; and

2)	the applicable Scheduled Delivery Quarter no later than [***] prior to the first day of the previously notified Scheduled Delivery Half-Year, if any; and

3)

no later than [***] prior to the first day of the previously notified Scheduled Delivery Quarter of an Aircraft within which month of such Scheduled Delivery Quarter the Seller shall have such Aircraft Ready for Delivery at the Delivery Location (the “SDM Notification”). Such months shall be, with respect to such Aircraft, the “Scheduled Delivery Month”.

Until above mentioned notifications, and for the purposes of this Agreement, including specifically Clause 5 hereof, (i) the [***] of such Scheduled Delivery Period shall be deemed to be the Scheduled Delivery Month of such Aircraft when such Scheduled

CSN – AM5 to A320 PA dated May 2014	Privileged & Confidential
CT1202318 – June 2022	Page 14/30

Delivery Period is a Quarter, and (ii) the [***] of such Scheduled Delivery Period shall be deemed to be the Scheduled Delivery Month of such Aircraft when such Scheduled Delivery Period is a half-year, and (iii) the [***] of such Scheduled Delivery Period shall be deemed to be the Scheduled Delivery Month of such Aircraft when such Scheduled Delivery Period is a year.

In order to take into consideration the Buyer’s organizational constraints, the Seller shall, subject to the Seller’s then industrial and commercial constraints, use its reasonable endeavours to limit the total number of Aircraft to be delivered within the month of [***] to [***] Aircraft.

The Buyer may request an adjustment to the notified Scheduled Delivery Months within their respective Scheduled Delivery Quarters, by means of a written notification to the Seller, no later than [***] after the SDM Notification. Such adjustment shall be limited to a maximum of [***] of the NEO Aircraft to be delivered in a given calendar year. Taking into account such request and the Seller’s then industrial and commercial constraints, the Seller shall notify the Buyer of the Scheduled Delivery Months of the affected Aircraft within [***] of the Seller’s receipt of the Buyer’s notice.

UNQUOTE

5.2	The Parties hereby agree that, with respect to the Second Batch Aircraft only, Clause 9.2.3.1 of the Agreement are hereby deleted in their entirety and replaced with the following quoted text:

QUOTE

9.2.3.1 [***].

UNQUOTE

CSN – AM5 to A320 PA dated May 2014	Privileged & Confidential
CT1202318 – June 2022	Page 15/30

5.3	The Parties hereby agree that, with respect to the Second Batch Aircraft only, the following quoted text is hereby added after the Clause 9.3 of the Agreement and shall constitute the Clause 9.4:

QUOTE

9.4	Delivery Location [***].

UNQUOTE

6	SELLER REPRESENTATIVE SERVICES

The Parties hereby agree that, with respect to the Second Batch Aircraft only, Clause 1 of the Appendix A to Clause 15 of the Agreement is hereby deleted in its entirety and replaced with the following quoted text:

QUOTE

1	The Seller shall provide to the Buyer Seller Representative services at the Buyer’s main base or at other locations to be mutually agreed for a total of [***].

UNQUOTE

7	TRAINING SUPPORT AND SERVICES

The Parties hereby agree that, with respect to the Second Batch Aircraft only, the preamble, Clauses 1 and 2 of the Appendix A to Clause 16 of the Agreement are hereby deleted in their entirety and replaced with the following quoted text:

QUOTE

TRAINING ALLOWANCES

For the avoidance of doubt, all quantities indicated in this Appendix A are the total quantities granted for the entire fleet of ninety six (96) Aircraft, unless otherwise specified herein.

The Seller shall provide the training courses to the Buyer during the period starting [***] prior to the Scheduled Delivery Month of the Aircraft scheduled to be delivered first and ending [***] after Delivery of the Aircraft scheduled to be delivered last under this Agreement.

Any modification of the above periods shall be agreed between the Buyer and the Seller.

CSN – AM5 to A320 PA dated May 2014	Privileged & Confidential
CT1202318 – June 2022	Page 16/30

1	FLIGHT COURSES

(i)	[***],

(ii)	[***].

2	MAINTENANCE COURSES

[***].

3	PERFORMANCE / OPERATIONS COURSE(S)

[***].

UNQUOTE

8	NOTICES

The Parties hereby agree that Clause 22.2 of the Agreement is hereby deleted in its entirety and replaced with the following quoted text:

QUOTE

22.2	NOTICES

22.2.1	Any notice or request to be made under or in connection with this Agreement (a “Notice”) shall be in the English language, in writing and signed and shall be given:

a)	by personal delivery; or

b)	by way of an international express courier or facsimile; or

c)	by email.

22.2.2	Any Notice given by a Party to the other Party shall only be effective:

a)	if by personal delivery, when it has been delivered to the relevant address set out below;

b)

if by way of international express courier, at the time and on the date such Notice has been recorded by the international express courier company as having been delivered to the relevant address set out below;

c)	if by e-mail, when transmission has been confirmed by an email delivery receipt;

d)	if by facsimile, the date upon which it is sent with a confirmation printout.

22.2.3	If any Notice is delivered in accordance with Clause 22.2.2(b) above:

a)	after 5:00 pm (local time) to the relevant address; or

b)	on a non-Business Day,

CSN – AM5 to A320 PA dated May 2014	Privileged & Confidential
CT1202318 – June 2022	Page 17/30

such Notice shall be deemed to become effective only on the following Business Day.

22.2.4	The address, email address and facsimile number of each Party for any Notice to be given under or in connection with this Agreement is:

a)	in the case of the Seller:

AIRBUS S.A.S.

2 Rond-Point Emile Dewoitine

31700 Blagnac

France

Email:	[***]

Fax:	[***]

Attention:	[***]

b)	in the case of the Buyer:

CHINA SOUTHERN AIRLINES COMPANY LIMITED

No.68, Qixin Road, Baiyun District,

Guangzhou, Guangdong, 510403,

People’s Republic of China

Email:	[***]

Attention:	[***],

or any substitute address or addressee as a Party may notify to the other Party in accordance with this Clause from time to time.

UNQUOTE

9	COMPLIANCE, [***]

The Parties hereby agree that the following quoted text shall be added after Clause 22.12 of the Agreement and shall constitute the Clause 22.13:

QUOTE

22.13	[***]

22.13.1	[***]

22.13.2	[***]

22.13.3	[***]

22.13.4	[***]

22.13.5	Buyer’s Account for Payments by Buyer

CSN – AM5 to A320 PA dated May 2014	Privileged & Confidential
CT1202318 – June 2022	Page 18/30

[***].

UNQUOTE

CSN – AM5 to A320 PA dated May 2014	Privileged & Confidential
CT1202318 – June 2022	Page 19/30

10	MISCELLANEOUS

10.1	The Parties hereby agree that the present Amendment N°5 shall enter into full force and effect from the date mentioned above.

10.2

Except as otherwise provided by the terms and conditions hereof, this Amendment N°5 contains the entire agreement of the Parties with respect to the subject matter hereof and supersedes all other prior understandings, commitments, agreements, representations and negotiations whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of the Parties.

10.3

In the event of any inconsistency between the terms and conditions of the Agreement and those of the present Amendment N°5, the latter shall prevail to the extent of such inconsistency, whereas the part not concerned by such inconsistency shall remain in full force and effect.

10.4	The provisions of Clause 22.12 of the Agreement shall be incorporated by reference into this Amendment N°5 as if the same were set out in full herein mutatis mutandis.

10.5

The Parties agree that this Amendment N°5, upon execution hereof, shall constitute an integral and non-severable part of the Agreement and shall be governed by all of its provisions, as such provisions have been specifically amended pursuant to this Amendment N°5. Except as otherwise expressly modified herein, all other terms and conditions of the Agreement shall continue to be in full force and effect.

10.6

This Amendment N°5 may be executed by the Parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

10.7

This Amendment N°5 shall be governed by and construed in accordance with the laws of England. Any dispute arising out of or in connection with this Amendment N°5 shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by three (3) arbitrators appointed in accordance with such rules. Arbitration shall take place in London in the English language.

10.8

The Parties do not intend that any term of this Amendment N°5 shall be enforceable solely by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to this Amendment N°5. The Parties may rescind, vary, waive, release, assign, novate or otherwise dispose of all or any of their respective rights or obligations under this Amendment N°5 in accordance with the terms hereof without the consent of any person who is not a party to this Amendment N°5.

10.9

Notwithstanding any other provision of the Agreement, this Amendment N°5 and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

CSN – AM5 to A320 PA dated May 2014	Privileged & Confidential
CT1202318 – June 2022	Page 20/30

IN WITNESS WHEREOF, this Amendment N°5 was entered into the day and year first above written.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name:	Name:
Title:	Title:
Signature:	Signature:

Witnessed and acknowledged, For and on behalf of

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

Name:
Title:
Signature:

CSN – AM5 to A320 PA dated May 2014	Privileged & Confidential
CT1202318 – June 2022	Page 21/30

EXHIBIT A

LIST OF SPECIFICATION CHANGE NOTICES

AIRBUS Standard budget OPTION LIST

A319-100N

Based on Standard Spec Iss [***]	Total Option Price / aircraft	[***]

Prices in [***] Delivery Conditions (USD)

#		Option	Description	Comments	BFE	Selected SCN Price
[***]
1		[***]	[***]	[***]	[***]	[***]
2		[***]	[***]	[***]	[***]	[***]
[***]
3		[***]	[***]	[***]	[***]	[***]
[***]
4		[***]	[***]	[***]	[***]	[***]
5		[***]	[***]	[***]	[***]	[***]
6		[***]	[***]	[***]	[***]	[***]
7		[***]	[***]	[***]	[***]	[***]
8		[***]	[***]	[***]	[***]	[***]
[***]
9		[***]	[***]	[***]	[***]	[***]
10		[***]	[***]	[***]	[***]	[***]
[***]
11		[***]	[***]	[***]	[***]	[***]
12		[***]	[***]	[***]	[***]	[***]
[***]
13		[***]	[***]	[***]	[***]	[***]
14		[***]	[***]	[***]	[***]	[***]
15		[***]	[***]	[***]	[***]	[***]
16		[***]	[***]	[***]	[***]	[***]
17		[***]	[***]	[***]	[***]	[***]
[***]
18		[***]	[***]	[***]	[***]	[***]
[***]
19		[***]	[***]	[***]	[***]	[***]
[***]
20		[***]	[***]	[***]	[***]	[***]

CSN – Exhibit A to AM5 to A320 PA dated May 2014	Privileged & Confidential
CT1202318 – June 2022	Page 22/30

EXHIBIT A

AIRBUS Standard budget OPTION LIST

A320-200N

Based on Standard Spec [***]	Total Option Price / aircraft:	[***]

Prices in [***]

#	Description	Comments	BFE	Selected Quantity	Price per a/c
CABIN (LOPA Ref: [***]1)
[***]
1	[***]	[***]	[***]	[***]	[***]
2	[***]	[***]	[***]	[***]	[***]
3	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
4	[***]	[***]	[***]	[***]	[***]
5	[***]	[***]	[***]	[***]	[***]
6	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
7	[***]	[***]	[***]	[***]	[***]
8	[***]	[***]	[***]	[***]	[***]
9	[***]	[***]	[***]	[***]	[***]
10	[***]	[***]	[***]	[***]	[***]
11	[***]	[***]	[***]	[***]	[***]
12	[***]	[***]	[***]	[***]	[***]
13	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
14	[***]	[***]	[***]	[***]	[***]
15	[***]	[***]	[***]	[***]	[***]
16	[***]	[***]	[***]	[***]	[***]
17	[***]	[***]	[***]	[***]	[***]
18	[***]	[***]	[***]	[***]	[***]
19	[***]	[***]	[***]	[***]	[***]
20	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
21	[***]	[***]	[***]	[***]	[***]
22	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
23	[***]	[***]	[***]	[***]	[***]
24	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
25	[***]	[***]	[***]	[***]	[***]
26	[***]	[***]	[***]	[***]	[***]
27	[***]	[***]	[***]	[***]	[***]
28	[***]	[***]	[***]	[***]	[***]
29	[***]	[***]	[***]	[***]	[***]
30	[***]	[***]	[***]	[***]	[***]
31	[***]	[***]	[***]	[***]	[***]
32	[***]	[***]	[***]	[***]	[***]

CSN – Exhibit A to AM5 to A320 PA dated May 2014	Privileged & Confidential
CT1202318 – June 2022	Page 23/30

EXHIBIT A

	[***]	[***]	[***]	[***]	[***]
33	[***]	[***]	[***]	[***]	[***]

[***]
	[***]	[***]	[***]	[***]	[***]
34	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
35	[***]	[***]	[***]	[***]	[***]
36	[***]	[***]	[***]	[***]	[***]
37	[***]	[***]	[***]	[***]	[***]
38	[***]	[***]	[***]	[***]	[***]
39	[***]	[***]	[***]	[***]	[***]
40	[***]	[***]	[***]	[***]	[***]
41	[***]	[***]	[***]	[***]	[***]
42	[***]	[***]	[***]	[***]	[***]
43	[***]	[***]	[***]	[***]	[***]
44	[***]	[***]	[***]	[***]	[***]
45	[***]	[***]	[***]	[***]	[***]
46	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
47	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
48	[***]	[***]	[***]	[***]	[***]
49	[***]	[***]	[***]	[***]	[***]
50	[***]	[***]	[***]	[***]	[***]
51	[***]	[***]	[***]	[***]	[***]
52	[***]	[***]	[***]	[***]	[***]
53	[***]	[***]	[***]	[***]	[***]
54	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
55	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
56	[***]	[***]	[***]	[***]	[***]
57	[***]	[***]	[***]	[***]	[***]
58	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
59	[***]	[***]	[***]	[***]	[***]
60	[***]	[***]	[***]	[***]	[***]
[***]
	[***]	[***]	[***]	[***]	[***]
61	[***]	[***]	[***]	[***]	[***]

CSN – Exhibit A to AM5 to A320 PA dated May 2014	Privileged & Confidential
CT1202318 – June 2022	Page 24/30

EXHIBIT A

AIRBUS Standard Budget OPTION LIST

A321-200NX

Based on Standard Spec Iss [***]	Total Option Price / aircraft:	[***]

Prices in [***]

#	Description	Comments	BFE	Selected Quantity	Price per a/c
CABIN (LOPA Ref: [***])
[***]
1	[***]	[***]	[***]	[***]	[***]
2	[***]	[***]	[***]	[***]	[***]
3	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
4	[***]	[***]	[***]	[***]	[***]
5	[***]	[***]	[***]	[***]	[***]
6	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
7	[***]	[***]	[***]	[***]	[***]
8	[***]	[***]	[***]	[***]	[***]
9	[***]	[***]	[***]	[***]	[***]
10	[***]	[***]	[***]	[***]	[***]
11	[***]	[***]	[***]	[***]	[***]
12	[***]	[***]	[***]	[***]	[***]
13	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
14	[***]	[***]	[***]	[***]	[***]
15	[***]	[***]	[***]	[***]	[***]
16	[***]	[***]	[***]	[***]	[***]
17	[***]	[***]	[***]	[***]	[***]
18	[***]	[***]	[***]	[***]	[***]
19	[***]	[***]	[***]	[***]	[***]
20	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
21	[***]	[***]	[***]	[***]	[***]
22	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
23	[***]	[***]	[***]	[***]	[***]
24	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
25	[***]	[***]	[***]	[***]	[***]
26	[***]	[***]	[***]	[***]	[***]
27	[***]	[***]	[***]	[***]	[***]
28	[***]	[***]	[***]	[***]	[***]

CSN – Exhibit A to AM5 to A320 PA dated May 2014	Privileged & Confidential
CT1202318 – June 2022	Page 25/30

EXHIBIT A

29	[***]	[***]	[***]	[***]	[***]
30	[***]	[***]	[***]	[***]	[***]
31	[***]	[***]	[***]	[***]	[***]
32	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
33	[***]	[***]	[***]	[***]	[***]
[***]
	[***]	[***]	[***]	[***]	[***]
34	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
35	[***]	[***]	[***]	[***]	[***]
36	[***]	[***]	[***]	[***]	[***]
37	[***]	[***]	[***]	[***]	[***]
38	[***]	[***]	[***]	[***]	[***]
39	[***]	[***]	[***]	[***]	[***]
40	[***]	[***]	[***]	[***]	[***]
41	[***]	[***]	[***]	[***]	[***]
42	[***]	[***]	[***]	[***]	[***]
43	[***]	[***]	[***]	[***]	[***]
44	[***]	[***]	[***]	[***]	[***]
45	[***]	[***]	[***]	[***]	[***]
46	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
47	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
48	[***]	[***]	[***]	[***]	[***]
49	[***]	[***]	[***]	[***]	[***]
50	[***]	[***]	[***]	[***]	[***]
51	[***]	[***]	[***]	[***]	[***]
52	[***]	[***]	[***]	[***]	[***]
53	[***]	[***]	[***]	[***]	[***]
54	[***]	[***]	[***]	[***]	[***]
55	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
56	[***]	[***]	[***]	[***]	[***]
57	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
58	[***]	[***]	[***]	[***]	[***]
59	[***]	[***]	[***]	[***]	[***]
60	[***]	[***]	[***]	[***]	[***]
61	[***]	[***]	[***]	[***]	[***]

CSN – Exhibit A to AM5 to A320 PA dated May 2014	Privileged & Confidential
CT1202318 – June 2022	Page 26/30

EXHIBIT A

	[***]	[***]	[***]	[***]	[***]
62	[***]	[***]	[***]	[***]	[***]
63	[***]	[***]	[***]	[***]	[***]
[***]
	[***]	[***]	[***]	[***]	[***]
64	[***]	[***]	[***]	[***]	[***]

CSN – Exhibit A to AM5 to A320 PA dated May 2014	Privileged & Confidential
CT1202318 – June 2022	Page 27/30

EXHIBIT C

EXHIBIT C

PRICE REVISION FORMULAS

PART 1	AIRBUS PRICE REVISION FORMULA

1	BASE PRICE

The Airframe Base Price quoted in Clause 3.1 of this Agreement, and all other amounts expressed in this Agreement as being subject to this Airbus Price Revision Formula (each a “Base Price”), are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2	BASE PERIOD

[***].

3	INDEXES

Labor Index: [***].

Material Index: [***]

4	REVISION FORMULA

[***]

5	GENERAL PROVISIONS

5.1	Roundings

[***]

5.2	Substitution of Indexes for Airbus Price Revision Formula

[***]

5.3	Final Index Values

[***]

5.4	Limitation

[***]

CSN – Exhibit C to AM5 to A320 PA dated May 2014	Privileged & Confidential
CT1202318 – June 2022	Page 28/30

EXHIBIT C

PART 2	PROPULSION SYSTEMS PRICE REVISION FORMULAS

CFM INTERNATIONAL

1.	REFERENCE PRICE OF THE PROPULSION SYSTEMS

The Propulsions Systems Reference Price of a set of [***] Propulsion Systems, as respectively set out in Clause 3.2 of this Agreement (each a “Reference Price”), is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of Clauses 4 and 5 hereof.

2.	REFERENCE PERIOD

[***]

3.	INDEXES

Labor Index: [***]

Material Index: [***]

[***]

4.	REVISION FORMULA

[***]

5.	GENERAL PROVISIONS

5.1	Roundings

[***]

5.2	Final Index Values

[***]

5.3	Interruption of Index Publication

[***]

5.4	Annulment of the Formula

[***]

5.5	Limitation

[***]

CSN – Exhibit C to AM5 to A320 PA dated May 2014	Privileged & Confidential
CT1202318 – June 2022	Page 29/30

EXHIBIT C

PART 2	PROPULSION SYSTEMS PRICE REVISION FORMULAE

IAE LLC

1.	REFERENCE PRICE OF THE PROPULSION SYSTEMS

The Propulsions Systems Reference Price of a set of [***] Propulsion Systems, as respectively set out in Clause 3.2 of this Agreement (each a “Reference Price”), is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2.	BASE PERIOD

[***].

3.	INDEXES

Labor Index: [***]

Material Index: [***].

4.	REVISION FORMULA

[***]

5.	GENERAL PROVISIONS

5.1	Roundings

[***].

5.2	Substitution of Indexes for Price Revision Formula

[***]

5.3	Final Index Values

[***]

5.4	Limitation

[***]

CSN – Exhibit C to AM5 to A320 PA dated May 2014	Privileged & Confidential
CT1202318 – June 2022	Page 30/30